                                                                   Exhibit 99.1

                          Form 4 Joint Filer Information

Name:                                   KLM GP LLC

Address:                                225 Liberty Street, Suite 4210
                                        New York, NY 10281

Date of Event Requiring Statement:      07/21/2023

Name:                                   Darren Richman

Address:                                225 Liberty Street, Suite 4210
                                        New York, NY 10281

Date of Event Requiring Statement:      07/21/2023

Name:                                   David Chene

Address:                                225 Liberty Street, Suite 4210
                                        New York, NY 10281

Date of Event Requiring Statement:      07/21/2023